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                                                                   EXHIBIT 10(k)

STATE OF NORTH CAROLINA
                                              AMENDMENT NO. 3 TO LEASE AGREEMENT
COUNTY OF NEW HANOVER

         THIS AMENDMENT NO. 3 TO LEASE AGREEMENT is made and entered into this 16th day of February, 1999, by and between Zimmer Brothers, A Partnership, of Wilmington, New Hanover County, North Carolina (hereinafter referred to as "Lessor"), and Reeds Financial Services, Inc., a duly organized and existing North Carolina corporation with its place of business located in Wilmington, New Hanover County, North Carolina (hereinafter referred to as "Lessee").

                             W I T N E S S E T H :

         WHEREAS, the Lessor and Lessee have heretofore entered into a Lease Agreement dated January 22, 1991; and

         WHEREAS, the Lessor and Lessee have heretofore entered into an Amendment No. 1 to Lease Agreement dated March 1, 1996; and

         WHEREAS, the Lessor and Lessee have heretofore entered into an Amendment No. 2 to Lease Agreement dated January 14, 1999; and

         WHEREAS, the Lessor and Lessee desire to amend the said Lease Agreement in certain aspects.

         NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, each to the other paid, the receipt of the same which is hereby respectfully acknowledged, the parties do hereby agree as follows:

         1. That certain Lease Agreement dated January 22, 1991, by and between Zimmer Brothers, A Partnership, as Lessor, and Reeds Financial Services, Inc., as Lessee, as amended, is hereby further amended effective September 1, 1999 as follows:

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                  A.  Article 1.1 D is hereby deleted, and in lieu thereof the following is inserted therein:

         "D. LEASED PREMISES: A portion of the shopping center premises identified and/or outlined in red on Exhibit "B", and containing approximately 10,880 square feet, known as spaces C, D, E, F, G, H, I, J, K and L, Banberry Plaza, 2515 South 17th Street, Wilmington, New Hanover County, North Carolina."

                  B. Article 1.1 G is hereby deleted, and in lieu thereof the following is inserted therein:

         "G. FIXED MINIMUM RENT: Lessee shall pay rentals to Lessor as follows:

         September 1, 1999 to December 31, 2002:  $11,384.15 per month
         January 1, 2003 to December 31, 2006:    $11,825.60 per month

         All such rental installments shall be due and payable in advance on the first day of each and every calendar month for and during the term of the herein Lease."

         2. In all other aspects, the said Lease Agreement dated January 22, 1991, as amended, by and between Zimmer Brothers, A Partnership, as Lessor, and Reeds Financial Services, Inc., as Lessee, shall remain in full force and effect.

         IN WITNESS WHEREOF, the Lessor and Lessee have signed and sealed this Amendment No. 3 to Lease Agreement the day and year first above written.

                                    LESSOR:

                                    ZIMMER BROTHERS, A PARTNERSHIP

                                    BY: /s/ Jeffrey L. Zimmer            (SEAL)
                                        ---------------------------------
                                        JEFFREY L. ZIMMER, General Partner

                                    BY: /s/ Herbert J. Zimmer            (SEAL)
                                        ---------------------------------
                                        HERBERT J. ZIMMER, General Partner

                                    BY: /s/ Alan M. Zimmer               (SEAL)
                                        ---------------------------------
                                        ALAN M. ZIMMER, General Partner


                    [Signatures continued on following page]


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                                    LESSEE:

                                    REEDS FINANCIAL SERVICES, INC.

                                    BY: /s/ Alan M. Zimmer               (SEAL)
                                        ---------------------------------
                                        ALAN M. ZIMMER, President

ATTEST:

/s/ Roberta G. Zimmer
----------------------------
ROBERTA G. ZIMMER, Secretary




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                                   EXHIBIT B


                        [BANBERRY PLAZA BUILDING PLANS]